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                                                                    Exhibit 23.3


                                    CONSENT
                                    -------

     The undersigned hereby consents to the use of its name and the discussion of advice given by it in the Credence Systems Corporation Registration Statement on Form S-3 as filed with the Securities and Exchange Commission on November 3, 1997.

     IN WITNESS WHEREOF, the undersigned has executed this Consent as of the 31st day of October, 1997.


/s/ John Smith-Hill
SMITH-HILL AND BEDELL, P.C.